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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2007

                                  ANAREN, INC.
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             (Exact name of registrant as specified in its charter)

            New York                    000-6620               16-0928561
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  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)

     6635 Kirkville Road, East Syracuse, New York                13057
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       (Address of Principal Executive Offices)               (Zip code)

                                 (315) 432-8909
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 1, 2007, Anaren, Inc. issued an earnings release announcing its financial results for second quarter ended December 31, 2006. A copy of the earnings release is attached as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (d)   Exhibits.

           99.1    Press Release of Anaren, Inc. dated February 1, 2007

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ANAREN, INC.


Date: February 1, 2007                           By: /s/ Lawrence A. Sala
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                                                     Lawrence A. Sala
                                                     President and
                                                     Chief Executive Officer